EXHIBIT 10.1

THE EXCHANGE CONTEMPLATED HEREIN IS INTENDED TO COMPORT WITH THE REQUIREMENTS OF SECTION 3(a)(9) OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of August 11, 2026 by and between Atlas Sciences, LLC, a Utah limited liability company (“Lender”), and Farmmi, Inc., a Cayman Islands corporation (“Borrower”). Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Original Note (as defined below).

A. Borrower previously sold and issued to Lender that certain Promissory Note dated July 30, 2024 in the original principal amount of $5,355,000.00 (the “Original Note”) pursuant to that certain Note Purchase Agreement dated July 30, 2024 by and between Lender and Borrower (the “Purchase Agreement,” and together with the Original Note and all other documents entered into in conjunction therewith, the “Transaction Documents”).

B. Subject to the terms of this Agreement, Borrower and Lender desire to partition a new Promissory Note in the form of the Original Note (the “Partitioned Note”) in the original principal amount of $200,000.00 (the “Exchange Amount”) from the Original Note and then cause the outstanding balance of the Original Note to be reduced by an amount equal to the Exchange Amount, which represents the total outstanding balance of the Partitioned Note.

C. Borrower and Lender desire to exchange (such exchange is referred to as the “Exchange”) the Partitioned Note for 1,581,027 shares of Borrower’s Ordinary Shares, par value $0.000,000,010 (the “Ordinary Shares,” and such 1,581,027 shares of Ordinary Shares, the “Exchange Shares”), according to the terms and conditions of this Agreement.

D. The Exchange will consist of Lender surrendering the Partitioned Note in exchange for the Exchange Shares, which, subject to the accuracy of Lender’s representations in Section 7 below and Lender’s delivery of a legal opinion satisfactory to the requirement of the Borrower’s transfer agent, will be issued free of any restrictive securities legend.

E. Other than the surrender of the Partitioned Note, no consideration of any kind whatsoever shall be given by Lender to Borrower in connection with this Agreement.

F. Lender and Borrower now desire to exchange the Partitioned Note for the Exchange Shares on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2. Partition. Effective as of the date hereof, Borrower and Lender agree that the Partitioned Note is hereby partitioned from the Original Note. Following such partition of the Original Note, Borrower and Lender agree that the Original Note shall remain in full force and effect, provided that the outstanding balance of the Original Note shall be reduced by an amount equal to the Exchange Amount.

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3. Issuance of Shares. Pursuant to the terms and conditions of this Agreement, the Exchange Shares shall be delivered to Lender by the third business day after signing of the Agreement and Lender’s delivery of a legal opinion satisfactory to the requirement of the Borrower’s transfer agent and the Exchange shall occur with Lender surrendering the Partitioned Note to Borrower on the Free Trading Date (as defined below). On the Free Trading Date, the Partitioned Note shall be cancelled and all obligations of Borrower under the Partitioned Note shall be deemed fulfilled and Lender shall thereby release, waive, discharge and relinquish any and all rights, claims, demands, contentions and causes of action of every kind, nature, character and description whatsoever, whether known or unknown, suspected or unsuspected, apparent or concealed, fixed or contingent, arising from the Partitioned Note. All Exchange Shares delivered hereunder shall be delivered via DWAC to Lender’s designated brokerage account. Borrower agrees to provide all necessary cooperation or assistance that may be required to cause all Exchange Shares delivered hereunder to become Free Trading (the first date on which all Exchange Shares become Free Trading, the “Free Trading Date”). For purposes hereof, the term “Free Trading” means that (a) the Exchange Shares have been cleared and approved for public resale by the compliance departments of Lender’s brokerage firm and the clearing firm servicing such brokerage, and (b) such shares are held in the name of the clearing firm servicing Lender’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Lender.

4. Closing. The closing of the transaction contemplated hereby (the “Closing”) along with the delivery of the Exchange Shares to Lender shall occur on the date that is mutually agreed to by Borrower and Lender by means of the exchange by express courier or email of .pdf documents, but shall be deemed to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC in Lehi, Utah.

5. Holding Period, Tacking and Legal Opinion. Borrower represents, warrants and agrees that for the purposes of Rule 144 (“Rule 144”) of the Securities Act of 1933, as amended (the “Securities Act”), the holding period of the Partitioned Note and the Exchange Shares will include Lender’s holding period of the Original Note from July 30, 2024. Borrower agrees not to take a position contrary to this Section 5 in any document, statement, setting, or situation. Subject to the accuracy of Lender’s representations in Section 7 below, Borrower agrees to take all action necessary to issue the Exchange Shares without restriction, and not containing any restrictive legend without the need for any action by Lender; provided that the applicable holding period has been met. In furtherance thereof, prior to the Closing, counsel to Lender may, in its sole discretion, provide an opinion that: (a) the Exchange Shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions; and (b) the transactions contemplated hereby and all other documents associated with this transaction comport with the requirements of Section 3(a)(9) of the Securities Act. Borrower represents that it is not subject to Rule 144(i). The Exchange Shares are being issued in substitution of and exchange for and not in satisfaction of the Partitioned Note. The Exchange Shares shall not constitute a novation or satisfaction and accord of the Partitioned Note. Borrower acknowledges and understands that the representations and agreements of Borrower in this Section 5 are a material inducement to Lender’s decision to consummate the transactions contemplated herein.

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6. Borrower’s Representations, Warranties and Agreements. In order to induce Lender to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder, other than applicable filing obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (c) no Event of Default has occurred under the Original Note and any Events of Default that may have occurred thereunder have not been, and are not hereby, waived by Lender, (d) except as specifically set forth herein, nothing herein shall in any manner release, lessen, modify or otherwise affect Borrower’s obligations under the Original Note, (e) the issuance of the Exchange Shares is duly authorized by all necessary corporate action and when issued in exchange for the Partitioned Note pursuant to this terms of this Agreement, the Exchange Shares will be validly issued, fully paid and non-assessable, free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, (f) Borrower has not received any consideration in any form whatsoever for entering into this Agreement, other than the surrender of the Partitioned Note, and (g) Borrower has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fee or other similar payment by Borrower related to this Agreement.

7. Lender’s Representations, Warranties and Agreements. In order to induce Borrower to enter into this Agreement, Lender, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Lender has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Lender hereunder, and (c) no commission or other remuneration has been paid or given directly or directly by Lender to Borrower for soliciting the Exchange, (d) Lender has received no commission or remuneration from Borrower in connection with the Exchange, (e) Lender is an “accredited investor” as defined in Regulation D promulgated under the Securities Act and has sufficient knowledge and experience in financial and business matters so as to be capable of bearing the economic risks of participation in the Exchange, and it is capable of evaluating the merits and risks of participating in the Exchange, including any risks associated with surrendering any rights related to the Partitioned Note in exchange from the rights and risks related to the Exchange Shares, (f) Lender has good and marketable title to the Partitioned Note being delivered pursuant to the Exchange, the Partitioned Note will be delivered free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, and (g) Lender has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fee or other similar payment by Borrower related to this Agreement.

8. Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, Borrower shall not deliver Exchange Shares in an amount that would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Ordinary Shares outstanding on such date (including for such purpose the Ordinary Shares issuable upon such issuance) (the “Maximum Percentage”). For purposes of this section, beneficial ownership of Ordinary Shares will be determined pursuant to Section 13(d) of the 1934 Act. By written notice to Borrower, Lender may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.

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9. Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

10. Arbitration of Claims. This Agreement shall be subject to the arbitration of claims provisions set forth in Section 8.1 of the Purchase Agreement.

11. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

12. Attorneys’ Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

13. No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Agreement and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Agreement, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Agreement.

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14. Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

15. Entire Agreement. This Agreement, together with the Transaction Documents, and all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

16. Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part. Borrower may not assign this Agreement or any of its obligations herein without the prior written consent of Lender.

18. Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, the Original Note and each of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Agreement, on the one hand, and the Original Note or any other Transaction Document, on the other hand, the terms of this Agreement shall prevail.

19. Time of Essence. Time is of the essence with respect to each and every provision of this Agreement.

20. Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to Borrower or Lender shall be given as set forth in the “Notices” section of the Purchase Agreement.

21. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

BORROWER:

FARMMI, INC.

By:
Yefang Zhang, Chief Executive Officer

LENDER:

ATLAS SCIENCES, LLC

By:
John Finlayson, Chief Executive Officer

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